                       JP MORGAN SPECIALTY FUNDS

                          JPMORGAN FOCUS FUND

                           ALL SHARE CLASSES

                   SUPPLEMENT DATED JANUARY 15, 2002
              TO THE PROSPECTUS DATED SEPTEMBER 7, 2001

The information under the heading "Portfolio Manager" for the above-referenced Fund is hereby deleted in its entirety and replaced with the following:

The portfolio management team is led by Henry Cavanna, Managing Director of the adviser, and John Piccard, Vice President of the adviser. Mr. Cavanna has worked as a portfolio manager with JPMFAM (USA) or one of its affiliates since 1979. Mr. Piccard has been at JPMFAM (USA) or one of its affiliates since 2000 and is responsible for managing institutional equity portfolios. He previously worked for Mitchell Hutchins Asset Management, where he managed equity investment portfolios.







                                                                   SUP-SPEC-102